Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

March 31, 2023

A.	Financial Highlights
	Condensed Consolidated Balance Sheets	1
	Consolidated Statements of Operations	2
	Quarterly Summary - Most Recent 5 Quarters	3
	Non-GAAP Financial Measures
	Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income Available to Common Stockholders	5
	Summary of Adjustments to Arrive at Non-GAAP Operating Income Available to Common Stockholders	6
	Quarterly Summary - Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income (Loss) Available to Common Stockholders	7
	Quarterly Summary - Summary of Adjustments to Arrive at Non-GAAP Operating Income (Loss) Available to Common Stockholders	8
	Capitalization/Book Value per Common Share	9
	Spread Results	10
	Investment Yields	10

B.	Product Summary
	Summary of Cost of Money for Deferred Annuities	11
	Annuity Account Balance Rollforward	11
	MRB Liability	11
	Account Values Subject to Recurring Fees Under Reinsurance Agreements	12
	Annuity Deposits by Product Type	12
	Surrender Charge Protection and Account Values by Product Type	13
	Annuity Liability Characteristics	13

C.	Investment Summary
	Summary of Invested Assets	15
	Credit Quality of Fixed Maturity Securities	15
	Watch List Securities	16
	Fixed Maturity Securities by Sector	17
	Mortgage Loans on Real Estate	18

D.	Shareholder Information	20

E.	Research Analyst Coverage	21
Effective January 1, 2023, American Equity Investment Life Holding Company (the “Company”) adopted Accounting Standards Update 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts (LDTI). The Company applied this guidance as of the transition date of January 1, 2021, and retrospectively adjusted prior period amounts to reflect the new guidance. The prior period numbers within this financial supplement have been recast, to the extent impacted by LDTI, from the original financial supplements published by the Company.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2023
Unaudited (Dollars in thousands)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31, 2023	December 31, 2022
Assets
Investments:
Fixed maturity securities, available for sale, at fair value	$39,555,624	$39,804,617
Mortgage loans on real estate	7,199,225	6,949,027
Real estate investments	1,164,879	1,056,063
Limited partnerships and limited liability companies	1,657,415	1,266,779
Derivative instruments	684,033	431,727
Other investments	1,157,162	1,817,085
Total investments	51,418,338	51,325,298

Cash and cash equivalents	2,777,852	1,919,669
Coinsurance deposits	13,710,877	13,254,956
Market risk benefits	230,304	229,871
Accrued investment income	497,425	497,851
Deferred policy acquisition costs	2,772,175	2,773,643
Deferred sales inducements	2,044,349	2,045,683
Deferred income taxes	290,648	438,434
Income taxes recoverable	50,821	55,498
Other assets	702,937	642,696
Total assets	$74,495,726	$73,183,599

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$59,019,189	$58,781,836
Market risk benefits	2,653,185	2,455,492
Other policy funds and contract claims	306,359	512,790
Notes and loan payable	790,413	792,073
Subordinated debentures	78,839	78,753
Funds withheld for reinsurance liabilities	6,984,409	6,577,426
Other liabilities	2,034,523	1,614,479
Total liabilities	71,866,917	70,812,849

Stockholders' equity:
Preferred stock, Series A	16	16
Preferred stock, Series B	12	12
Common stock	77,753	84,810
Additional paid-in capital	1,045,453	1,325,316
Accumulated other comprehensive loss	(3,036,429)	(3,746,230)
Retained earnings	4,518,680	4,685,593
Total stockholders' equity attributable to American Equity Investment Life Holding Company	2,605,485	2,349,517
Noncontrolling interests	23,324	21,233
Total stockholders' equity	2,628,809	2,370,750
Total liabilities and stockholders' equity	$74,495,726	$73,183,599

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2023
Unaudited (Dollars in thousands, except per share data)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended March 31,
	2023	2022
Revenues:
Premiums and other considerations	$4,137	$10,078
Annuity product charges	62,591	52,355
Net investment income	561,323	567,423
Change in fair value of derivatives	45,890	(477,519)
Net realized losses on investments	(27,787)	(13,127)
Other revenue	16,394	8,817
Total revenues	662,548	148,027

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	7,208	13,615
Interest sensitive and index product benefits	57,911	287,917
Market risk benefits (gains) losses	183,694	191,893
Amortization of deferred sales inducements	46,601	45,085
Change in fair value of embedded derivatives	404,440	(1,393,649)
Interest expense on notes and loan payable	11,018	6,425
Interest expense on subordinated debentures	1,336	1,317
Amortization of deferred policy acquisition costs	68,235	72,969
Other operating costs and expenses	74,004	57,795
Total benefits and expenses	854,447	(716,633)
Income (loss) before income taxes	(191,899)	864,660
Income tax expense (benefit)	(36,008)	185,195
Net income (loss)	(155,891)	679,465
Less: Net income available to noncontrolling interests	103	—
Net income (loss) available to American Equity Investment Life Holding Company stockholders	(155,994)	679,465
Less: Preferred stock dividends	10,919	10,919
Net income (loss) available to American Equity Investment Life Holding Company common stockholders	$(166,913)	$668,546

Earnings (loss) per common share	$(2.00)	$6.90
Earnings (loss) per common share - assuming dilution	$(2.00)	$6.83

Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	83,417	96,866
Earnings (loss) per common share - assuming dilution (a)	83,417	97,953
(a)Weighted average common shares outstanding - assuming dilution were 84,751 excluding the impact of anti-dilution related to the net loss for the three month period ended March 31, 2023.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2023
Unaudited (Dollars in thousands, except per share data)

Quarterly Summary - Most Recent 5 Quarters

	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022
Revenues:
Traditional life insurance premiums	$698	$626	$634	$691	$675
Life contingent immediate annuity considerations	3,439	2,365	2,205	3,140	9,403
Surrender charges	26,542	22,030	19,783	15,345	15,541
Lifetime income benefit rider fees	36,049	39,636	41,036	40,169	36,814
Net investment income	561,323	537,995	609,737	592,308	567,423
Change in fair value of derivatives	45,890	22,243	(176,671)	(506,181)	(477,519)
Net realized gains (losses) on investments	(27,787)	14,411	(15,860)	(33,272)	(13,127)
Other revenue (a)	16,394	13,032	10,988	9,408	8,817
Total revenues	662,548	652,338	491,852	121,608	148,027

Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits (b)	1,206	944	118	495	1,491
Life contingent immediate annuity benefits and change in future policy benefits (c)	6,002	5,004	6,541	6,503	12,124
Interest sensitive and index product benefits	57,911	57,626	68,982	140,346	287,917
Market risk benefits (gains) losses (d)	183,694	33,490	77,579	(299,278)	191,893
Amortization of deferred sales inducements	46,601	45,966	46,223	44,696	45,085
Change in fair value of embedded derivatives (e)	404,440	342,409	(415,374)	(885,984)	(1,393,649)
Interest expense on notes payable	11,018	10,228	8,984	6,461	6,425
Interest expense on subordinated debentures	1,336	1,335	1,333	1,346	1,317
Amortization of deferred policy acquisition costs	68,235	66,831	71,726	72,485	72,969
Other operating costs and expenses	74,004	62,389	59,470	59,872	57,795
Total benefits and expenses	854,447	626,222	(74,418)	(853,058)	(716,633)
Income (loss) before income taxes	(191,899)	26,116	566,270	974,666	864,660
Income tax expense (benefit)	(36,008)	(6,817)	121,380	211,377	185,195
Net income (loss) (b)(c)(d)(e)	(155,891)	32,933	444,890	763,289	679,465
Less: Net income (loss) available to noncontrolling interests	103	361	1	(4)	—
Net income (loss) available to American Equity Investment Life Holding Company stockholders (b)(c)(d)(e)	(155,994)	32,572	444,889	763,293	679,465
Less: Preferred stock dividends	10,919	10,919	10,918	10,919	10,919
Net income (loss) available to American Equity Investment Life Holding Company common stockholders (b)(c)(d)(e)	$(166,913)	$21,653	$433,971	$752,374	$668,546

Earnings (loss) per common share	$(2.00)	$0.25	$4.95	$8.13	$6.90
Earnings (loss) per common share - assuming dilution (b)(c)(d)(e)	$(2.00)	$0.25	$4.90	$8.06	$6.83

Weighted average common shares outstanding (thousands):
Earnings (loss) per common share	83,417	85,274	87,707	92,544	96,866
Earnings (loss) per common share - assuming dilution	83,417	86,402	88,581	93,375	97,953
(a)Other revenue consists of reinsurance related fee revenue including asset liability management fees and amortization of the deferred gain associated with the cost of reinsurance.
(b)Q3 2022 includes benefit from the update of assumptions used in determining the deferred profit liability. The impact decreased traditional life insurance policy benefits and change in future policy benefits by $0.5 million and increased both net income and net income available to common stockholders by $0.4 million and did not impact earnings per common share - assuming dilution.
(c)Q3 2022 includes expense from the update of assumptions used in determining the liability for future policyholder benefits. The impact increased life contingent immediate annuity benefits and change in future policy benefits by $1.3 million and decreased both net income and net income available to common stockholders by $1.0 million and decreased earnings per common share - assuming dilution by $0.01 per share.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2023
Unaudited (Dollars in thousands, except per share data)

(d)Q3 2022 includes expense from the update of assumptions used in determining the reserves held for market risk benefits. The impact increased market risk benefits (gains) losses by $229.4 million and decreased both net income and net income available to common stockholders by $181.3 million and decreased earnings per common share - assuming dilution by $2.05 per share.
(e)Q3 2022 includes a benefit from the update of assumptions used in determining the embedded derivative component of our fixed index annuity policy benefit reserves. The impact decreased change in fair value of embedded derivatives by $94.8 million and increased both net income and net income available to common stockholders by $74.4 million and increased earnings per common share - assuming dilution by $0.84 per share.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2023
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
In addition to net income (loss) available to common stockholders, we have consistently utilized non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Non-GAAP operating income available to common stockholders equals net income (loss) available to common stockholders adjusted to eliminate the impact of items that fluctuate from quarter to quarter in a manner unrelated to core operations, and we believe measures excluding their impact are useful in analyzing operating trends. The most significant adjustments to arrive at non-GAAP operating income available to common stockholders eliminate the impact of fair value accounting for our fixed index annuity business. These adjustments are not economic in nature but rather impact the timing of reported results. We believe the combined presentation and evaluation of non-GAAP operating income available to common stockholders together with net income (loss) available to common stockholders provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income Available to Common Stockholders

	Three Months Ended March 31,
	2023	2022
Net income (loss) available to American Equity Investment Life Holding Company common stockholders	$(166,913)	$668,546
Adjustments to arrive at non-GAAP operating income available to common stockholders:
Net realized losses on financial assets, including credit losses	24,384	13,725
Change in fair value of derivatives and embedded derivatives	206,202	(847,207)
Capital markets impact on the change in fair value of market risk benefits	136,950	118,913
Net investment income	(2,491)	—
Other revenue	5,969	—
Income taxes	(79,765)	153,090
Non-GAAP operating income available to common stockholders	$124,336	$107,067
Impact of excluding notable items (a)	$9,566	$—

Per common share - assuming dilution:
Net income (loss) available to American Equity Investment Life Holding Company common stockholders	$(2.00)	$6.83
Adjustments to arrive at non-GAAP operating income available to common stockholders:
Anti-dilutive impact for losses (b)	0.03	—
Net realized losses on financial assets, including credit losses	0.29	0.14
Change in fair value of derivatives and embedded derivatives	2.43	(8.65)
Capital markets impact on the change in fair value of market risk benefits	1.62	1.21
Net investment income	(0.03)	—
Other revenue	0.07	—
Income taxes	(0.94)	1.56
Non-GAAP operating income available to common stockholders	$1.47	$1.09
Impact of excluding notable items (a)	$0.11	$—

	Three Months Ended March 31,
	2023	2022
Notable items impacting non-GAAP operating income available to common stockholders:
Expense associated with strategic incentive award	$9,566	$—
Total notable items (a)	$9,566	$—
(a)Notable items reflect the after-tax increase (decrease) to non-GAAP operating income (loss) available to common stockholders for certain matters where more detail may help investors better understand, evaluate, and forecast results.
For the three months ended March 31, 2023, non-GAAP operating income available to common stockholders would increase $9.6 million if we were to exclude the impact of notable items.
(b)For periods with a loss, dilutive shares were not included in the calculation as inclusion of such shares would have an anti-dilutive effect.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2023
Unaudited (Dollars in thousands)

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income Available to Common Stockholders

	Three Months Ended March 31,
	2023	2022
Net realized losses on financial assets, including credit losses:
Net realized losses on financial assets, including credit losses	$24,384	$13,725
Income taxes	(5,243)	(2,951)
	$19,141	$10,774
Change in fair value of derivatives and embedded derivatives:
Fixed index annuities	$142,947	$(644,763)
Reinsurance contracts	64,380	(202,444)
Interest rate swaps	(1,125)	—
Income taxes	(44,330)	181,607
	$161,872	$(665,600)
Capital market impact on the fair value of market risk benefits:
Capital markets impact on the change in fair value of market risk benefits	$121,342	$113,002
Amortization of capital markets impact on the fair value of market risk benefits	15,608	5,911
Income taxes	(29,444)	(25,566)
	$107,506	$93,347
Net investment income:
Income associated with assets transferred under reinsurance treaty	$(2,491)	$—
Income taxes	535	—
	$(1,956)	$—
Other revenue:
Amortization of deferred fees associated with reinsurance treaties	$5,969	$—
Income taxes	(1,283)	—
	$4,686	$—

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2023
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters
Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income (Loss) Available to Common Stockholders

	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022
Net income (loss) available to American Equity Investment Life Holding Company common stockholders	$(166,913)	$21,653	$433,971	$752,374	$668,546
Adjustments to arrive at non-GAAP operating income (loss) available to common stockholders:
Net realized (gains) losses on financial assets, including credit losses	24,384	(19,460)	16,945	37,054	13,725
Change in fair value of derivatives and embedded derivatives	206,202	169,767	(400,952)	(470,813)	(847,207)
Capital markets impact on the change in fair value of market risk benefits	136,950	2,309	(179,509)	(335,330)	118,913
Net investment income	(2,491)	1,476	—	—	—
Other revenue	5,969	5,969	—	—	—
Income taxes	(79,765)	(39,998)	120,802	167,944	153,090
Non-GAAP operating income (loss) available to common stockholders	$124,336	$141,716	$(8,743)	$151,229	$107,067
Impact of excluding notable items (a)	$9,566	$—	$181,890	$—	$—

Per common share - assuming dilution:
Net income (loss) available to American Equity Investment Life Holding Company common stockholders	$(2.00)	$0.25	$4.90	$8.06	$6.83
Adjustments to arrive at non-GAAP operating income (loss) available to common stockholders:
Anti-dilutive impact for losses (b)	0.03	—	—	—	—
Net realized (gains) losses on financial assets, including credit losses	0.29	(0.23)	0.19	0.39	0.14
Change in fair value of derivatives and embedded derivatives	2.43	1.96	(4.52)	(5.04)	(8.65)
Capital markets impact on the change in fair value of market risk benefits	1.62	0.03	(2.03)	(3.59)	1.21
Net investment income	(0.03)	0.02	—	—	—
Other revenue	0.07	0.07	—	—	—
Income taxes	(0.94)	(0.46)	1.36	1.80	1.56
Non-GAAP operating income (loss) available to common stockholders	$1.47	$1.64	$(0.10)	$1.62	$1.09
Impact of excluding notable items (a)	$0.11	$—	$2.05	$—	$—
Notable Items

	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022
Notable items impacting non-GAAP operating income (loss) available to common stockholders:
Expense associated with strategic incentive award	$9,566	$—	$—	$—	$—
Impact of actuarial assumption updates	—	—	181,890	—	—
Total notable items (a)	$9,566	$—	$181,890	$—	$—
(a)Notable items reflect the after-tax increase (decrease) to non-GAAP operating income (loss) available to common stockholders for certain matters where more detail may help investors better understand, evaluate, and forecast results. For the three months ended March 31, 2023 and September 30, 2022, non-GAAP operating income available to common stockholders would increase $9.6 million and $181.9 million, respectively, if we were to exclude the impact of notable items.
(b)For periods with a loss, dilutive shares were not included in the calculation as inclusion of such shares would have an anti-dilutive effect.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2023
Unaudited (Dollars in thousands)

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income (Loss) Available to Common Stockholders

	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022
Net realized (gains) losses on investments	$27,787	$(14,411)	$15,860	$33,272	$13,127
Net investment income	(2,491)	1,476	—	—	—
Other revenue	5,969	5,969	—	—	—
Change in fair value of derivatives	(198,239)	(172,643)	14,423	415,171	546,442
Increase (decrease) in total revenues	(166,974)	(179,609)	30,283	448,443	559,569

Change in fair value of embedded derivatives	(404,440)	(342,409)	415,374	885,984	1,393,649
Market risk benefits (gains) losses	(136,950)	(2,309)	179,509	335,330	(118,913)
Interest sensitive and index product benefits (a)	3,402	5,048	(1,084)	(3,782)	(598)
Increase (decrease) in total benefits and expenses	(537,988)	(339,670)	593,799	1,217,532	1,274,138
Increase (decrease) in income (loss) before income taxes	371,014	160,061	(563,516)	(769,089)	(714,569)
Increase (decrease) in income tax expense benefit	79,765	39,998	(120,802)	(167,944)	(153,090)
Increase (decrease) in net income (loss) available to common stockholders	$291,249	$120,063	$(442,714)	$(601,145)	$(561,479)
(a)Interest sensitive and index product benefits adjustment reflects the change in the allowance for credit losses on our reinsurance recoverable/coinsurance deposits. The change in this allowance is reflected in the net realized (gains) losses of financial assets, including credit losses line in the other Non-GAAP financial measures tables in this financial supplement.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2023
Unaudited (Dollars in thousands, except share and per share data)

Capitalization/Book Value per Common Share

	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022
Capitalization:
Notes and loan payable	$800,000	$800,000	$800,000	$500,000	$500,000
Subordinated debentures payable to subsidiary trusts	78,839	78,753	78,668	78,584	78,502
Total debt	878,839	878,753	878,668	578,584	578,502
Total stockholders’ equity attributable to American Equity Investment Life Holding Company	2,605,485	2,349,517	2,157,667	3,625,377	5,718,944
Total capitalization	3,484,324	3,228,270	3,036,335	4,203,961	6,297,446
Accumulated other comprehensive (income) loss (AOCI)	3,036,429	3,746,230	3,984,496	2,231,594	(426,490)
Total capitalization excluding AOCI (a)	$6,520,753	$6,974,500	$7,020,831	$6,435,555	$5,870,956

Total stockholders’ equity attributable to American Equity Investment Life Holding Company	$2,605,485	$2,349,517	$2,157,667	$3,625,377	$5,718,944
Equity available to preferred stockholders (b)	(700,000)	(700,000)	(700,000)	(700,000)	(700,000)
Total common stockholders' equity (c)	1,905,485	1,649,517	1,457,667	2,925,377	5,018,944
Accumulated other comprehensive (income) loss	3,036,429	3,746,230	3,984,496	2,231,594	(426,490)
Total common stockholders’ equity excluding AOCI (c)	4,941,914	5,395,747	5,442,163	5,156,971	4,592,454
Net impact of fair value accounting for derivatives and embedded derivatives	(1,735,943)	(1,652,169)	(1,721,324)	(1,418,244)	(1,051,245)
Net capital markets impact on the fair value of market risk benefits	(247,806)	(600,958)	(602,772)	(461,856)	(198,622)
Total common stockholders’ equity excluding AOCI and the net impact of fair value accounting for fixed index annuities (c)	$2,958,165	$3,142,620	$3,118,067	$3,276,871	$3,342,587

Common shares outstanding	77,753,194	84,810,255	85,966,505	90,168,512	95,019,904

Book Value per Common Share: (d)
Book value per common share	$24.51	$19.45	$16.96	$32.44	$52.82
Book value per common share excluding AOCI (c)	$63.56	$63.62	$63.31	$57.19	$48.33
Book value per common share excluding AOCI and the net impact of fair value accounting for fixed index annuities (c)	$38.05	$37.05	$36.27	$36.34	$35.18

Debt-to-Capital Ratios: (e)
Senior debt / Total capitalization	12.3%	11.5%	11.4%	7.8%	8.5%
Total debt / Total capitalization	13.5%	12.6%	12.5%	9.0%	9.9%
(a)Total capitalization excluding AOCI, a non-GAAP financial measure, is based on stockholders' equity excluding the effect of AOCI.
(b)Equity available to preferred stockholders is equal to the redemption value of outstanding preferred stock plus share dividends declared but not yet issued.
(c)Total common stockholders' equity, total common stockholders' equity excluding AOCI and total common stockholders' equity excluding AOCI and the net impact of fair value accounting for fixed index annuities, non-GAAP financial measures, exclude equity available to preferred stockholders. Total common stockholders’ equity and book value per common share excluding AOCI, non-GAAP financial measures, are based on common stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale securities, we believe these non-GAAP financial measures provide useful supplemental information. Total common stockholders' equity and book value per common share excluding AOCI and the net impact of fair value accounting for fixed index annuities, non-GAAP financial measures, are based on common stockholders' equity excluding AOCI and the net impact of fair value accounting for fixed index annuities. Since the net impact of fair value accounting for our fixed index annuity business is not economic in nature but rather impact the timing of reported results, we believe these non-GAAP financial measures provide useful supplemental information.
(d)Book value per common share including and excluding AOCI and book value per common share excluding AOCI and the net impact of fair value accounting for fixed index annuities are calculated as total common stockholders’ equity, total common stockholders’ equity excluding AOCI and total common stockholders' equity excluding AOCI and the net impact of fair value accounting for fixed index annuities divided by the total number of shares of common stock outstanding.
(e)Debt-to-capital ratios are computed using total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2023
Unaudited (Dollars in thousands)

Spread Results

	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022
Average yield on invested assets	4.48%	4.30%	4.48%	4.33%	4.15%
Aggregate cost of money	1.81%	1.76%	1.75%	1.69%	1.64%
Aggregate investment spread	2.67%	2.54%	2.73%	2.64%	2.51%

Impact of:
Investment yield - additional prepayment income	—%	0.01%	0.03%	0.05%	0.03%
Cost of money effect of over hedging	—%	—%	—%	0.02%	0.03%

Weighted average investments	$49,304,219	$50,040,228	$54,378,154	$54,768,966	$54,728,239
Ending investments	48,852,319	49,811,623	54,056,886	54,699,422	54,838,509
Weighted average investments include fixed maturity securities at amortized cost and mortgage loans on real estate and other investments at carrying values as reflected in the consolidated balance sheets. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Investment Yields

	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022
Investment income:
Fixed income (a)	$533,122	$511,077	$547,326	$539,382	$510,303
Mark-to-market private asset income (a)	19,627	26,816	61,671	53,816	58,046
Total non-GAAP investment income (b)	$552,749	$537,893	$608,997	$593,198	$568,349

Investment yield:
Fixed income investment yield	4.52%	4.26%	4.16%	4.04%	3.80%
Mark-to-market private asset yield	3.61%	5.29%	13.89%	15.15%	22.36%
Total investment yield	4.48%	4.30%	4.48%	4.33%	4.15%

Weighted average investments:
Fixed income investments	$47,129,120	$48,012,311	$52,602,319	$53,347,874	$53,689,782
Mark-to-market private assets	2,175,099	2,027,917	1,775,835	1,421,092	1,038,457
Total weighted average investments	$49,304,219	$50,040,228	$54,378,154	$54,768,966	$54,728,239
(a)Net of investment expenses
(b)Non-GAAP investment income is comprised of GAAP Net investment income adjusted to remove income associated with cash held by the Parent Company for corporate activities and to gross up income related to the tax benefit of tax exempt investment income, in addition to the adjustments shown in the reconciliation of Net income to Non-GAAP Operating income on page 5. The net impact of the adjustments for income associated with cash held by the Holding Company and tax exempt investment income was $6,083 in Q1 2023, $1,578 thousand in Q4 2022, $740 thousand in Q3 2022, $890 thousand in Q2 2022, and $926 thousand in Q1 2022, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2023
Unaudited (Dollars in thousands, except per share data)

Summary of Cost of Money for Deferred Annuities

	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022
Included in interest sensitive and index product benefits:
Index credits	$3,533	$3,861	$4,648	$72,398	$224,385
Interest credited	56,316	56,402	62,383	60,770	61,334
Included in change in fair value of derivatives:
Proceeds received at option expiration	(3,601)	(4,061)	(4,865)	(75,115)	(228,092)
Pro rata amortization of option cost	157,271	154,463	167,197	165,375	160,097
Cost of money for deferred annuities	$213,519	$210,665	$229,363	$223,428	$217,724

Weighted average liability balance outstanding	$47,266,672	$47,802,219	$52,337,208	$52,940,739	$53,155,293
Annuity Account Balance Rollforward

	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022
Account balances at beginning of period	$47,504,615	$51,913,689	$52,762,558	$53,119,291	$53,191,277
Reserves ceded - in-force	—	(3,810,982)	(257,779)	—	—
Account balance at beginning of period, net of reinsurance ceded	47,504,615	48,102,707	52,504,779	53,119,291	53,191,277
Net deposits	732,664	613,084	496,940	562,366	674,925
Premium bonuses	45,267	33,617	27,385	23,547	23,142
Fixed interest credited and index credits	59,849	60,263	67,031	133,168	285,719
Surrender charges	(26,542)	(22,030)	(19,783)	(15,345)	(15,541)
Lifetime income benefit rider fees	(36,049)	(39,636)	(41,036)	(40,169)	(36,814)
Surrenders, withdrawals, deaths, etc.	(1,248,199)	(1,243,390)	(1,121,627)	(1,020,300)	(1,003,417)
Account balances at end of period	$47,031,605	$47,504,615	$51,913,689	$52,762,558	$53,119,291
MRB Liability

	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022
MRB balance at beginning of period	$1,521,954	$1,762,629	$1,721,376	$2,075,033	$2,362,947
Reserves ceded - in-force	—	(331,020)	4,496	—	—
Issuances	2,921	1,230	1,366	913	3,920
Interest accrual	29,559	23,910	20,626	12,424	9,238
Attributed fees collected	28,197	29,585	29,010	29,378	29,513
Benefits payments	—	—	—	—	—
Effect of changes in interest rates and equity markets	118,422	(16,236)	(197,978)	(348,675)	113,002
Effect of changes in assumptions and policyholder behavior	1,870	(5,023)	224,522	7,220	37,111
Effect of changes in instrument specific credit risk	(70,005)	56,879	(40,789)	(54,917)	(480,698)
MRB balance at end of period, net (a)	1,632,918	1,521,954	1,762,629	1,721,376	2,075,033

MRB net deferred capital markets impact, end of period	628,602	765,552	767,862	588,352	253,022
Non-GAAP MRB balance, end of period (b)	$2,261,520	$2,287,506	$2,530,491	$2,309,728	$2,328,055
(a)The MRB balance is the MRB liability net of the MRB asset and reinsurance recoverable asset associated with the ceded MRB. The reinsurance recoverable asset associated with the ceded MRB is included in coinsurance deposits on the Consolidated Balance Sheet.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2023
Unaudited (Dollars in thousands, except per share data)

(b)Non-GAAP MRB balance is comprised of the GAAP MRB balance adjusted for the pre-tax cumulative effect of the deferral of capital markets impact on the fair value of MRB. See page 11 and page 12 for the non-GAAP definition and reconciliation of total common stockholders' equity to total common stockholders' equity excluding AOCI and the net impact of fair value accounting for fixed index annuities which includes the adjustment for the after-tax cumulative effect of the deferral of capital markets impact on the fair value of MRB.
Account Values Subject to Recurring Fees Under Reinsurance Agreements

	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022
Account value of business ceded subject to fee income at beginning of period	$9,642,336	$5,612,098	$5,065,538	$4,859,360	$4,660,690
In-force account value ceded subject to fee income	—	3,810,982	257,779	—	—
Premiums on business ceded subject to fee income	634,160	351,971	288,781	206,178	198,670
Disbursements on business ceded subject to fee income	(120,729)	(132,715)	—	—	—
Account value of business ceded subject to fee income at end of period	$10,155,767	$9,642,336	$5,612,098	$5,065,538	$4,859,360

Non-GAAP operating revenue associated with recurring fees (a)	$22,363	$19,001	$10,988	$9,408	$8,817
(a)Non-GAAP operating revenue associated with recurring fees is comprised of GAAP Other Revenue adjusted for the amortization of gains on assets transferred under a reinsurance transaction. See page 5 for the reconciliation of Net Income (Loss) to Non-GAAP Operating Income and page 6 for the summary of adjustments to arrive at Non-GAAP Operating Income
Annuity Deposits by Product Type

	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022
American Equity Life:
Fixed index annuities	$735,839	$637,021	$627,444	$671,696	$755,980
Annual reset fixed rate annuities	693	1,856	1,271	1,140	1,062
Multi-year fixed rate annuities	156,034	49,216	4,465	485	2,345
Single premium immediate annuities	427	494	1,915	3,073	13,453
	892,993	688,587	635,095	676,394	772,840
Eagle Life:
Fixed index annuities	228,599	145,772	102,379	104,374	126,754
Annual reset fixed rate annuities	1,269	230	143	—	7
Multi-year fixed rate annuities	248,229	65,434	14,684	123	2,340
	478,097	211,436	117,206	104,497	129,101
Consolidated:
Fixed index annuities	964,438	782,793	729,823	776,070	882,734
Annual reset fixed rate annuities	1,962	2,086	1,414	1,140	1,069
Multi-year fixed rate annuities	404,263	114,650	19,149	608	4,685
Single premium immediate annuities	427	494	1,915	3,073	13,453
Total before coinsurance ceded	1,371,090	900,023	752,301	780,891	901,941
Coinsurance ceded	637,999	286,445	253,446	215,452	213,563
Net after coinsurance ceded	$733,091	$613,578	$498,855	$565,439	$688,378

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2023
Unaudited (Dollars in thousands, except per share data)

Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of Coinsurance) Account Values at March 31, 2023:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%
Fixed Index Annuities	12.4	4.9	7.9%	$41,404,188	88.0%
Annual Reset Fixed Rate Annuities	7.3	1.7	3.3%	1,339,807	2.9%
Multi-Year Fixed Rate Annuities	4.0	1.6	7.0%	4,287,610	9.1%
Total	11.5	4.5	7.7%	$47,031,605	100.0%
Annuity Liability Characteristics

Surrender Charge Percentages:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No surrender charge	$888,445	$3,834,335
0.0% < 2.0%	50,686	2,505,840
2.0% < 3.0%	44,152	4,153,052
3.0% < 4.0%	49,464	800,303
4.0% < 5.0%	5,090	2,890,227
5.0% < 6.0%	41,888	2,388,250
6.0% < 7.0%	66,204	2,563,019
7.0% < 8.0%	3,181,971	2,657,664
8.0% < 9.0%	923,445	2,154,631
9.0% < 10.0%	161,317	3,439,889
10.0% or greater	214,755	14,016,978
	$5,627,417	$41,404,188

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2023
Unaudited (Dollars in thousands)

Surrender Charge Expiration By Year:	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
Out of Surrender Charge	$4,722,780	0.00%
2023	3,753,879	3.20%
2024	3,829,960	4.81%
2025	5,278,723	4.18%
2026	4,762,948	5.56%
2027	4,158,392	7.36%
2028	3,890,062	8.60%
2029	4,074,565	10.10%
2030	2,845,400	12.40%
2031	3,820,329	13.59%
2032	3,072,979	14.11%
2033	1,388,042	15.98%
2034	664,622	17.84%
2035	344,605	18.37%
2036	195,296	18.86%
2037	118,244	19.34%
2038	103,533	19.84%
2039	7,246	20.00%
	$47,031,605	7.71%
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of March 31, 2023 for the $12.2 billion of account value of fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.23%.
If all caps and participation rates were reduced to minimum caps and participation rates and current asset fees were increased to their maximums on the $34.8 billion of account value allocated to index strategies, the cost of options would decrease by 1.04% based upon prices of options for the week ended April 1, 2023.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2023
Unaudited (Dollars in thousands)

Summary of Invested Assets

	March 31, 2023		December 31, 2022
	Carrying Amount	Percent	Carrying Amount	Percent
Fixed maturity securities:
U.S. Government and agencies	$177,878	0.4%	$169,071	0.4%
States, municipalities and territories	3,665,674	8.0%	3,822,943	8.5%
Foreign corporate securities and foreign governments	622,583	1.4%	616,938	1.4%
Corporate securities	19,584,731	43.0%	20,201,774	44.8%
Residential mortgage backed securities	1,283,590	2.8%	1,366,927	3.0%
Commercial mortgage backed securities	3,409,589	7.5%	3,447,075	7.6%
Other asset backed securities	5,817,083	12.8%	5,155,254	11.4%
Total fixed maturity securities	34,561,128	75.9%	34,779,982	77.1%
Mortgage loans on real estate	6,986,882	15.3%	6,778,977	15.0%
Real estate investments	1,164,879	2.6%	1,056,063	2.3%
Limited partnerships and limited liability companies	1,657,415	3.6%	1,266,779	2.8%
Derivative instruments	684,033	1.5%	431,727	1.0%
Other investments	497,523	1.1%	829,900	1.8%
Total investments, net of modified coinsurance investments	45,551,860	100.0%	45,143,428	100.0%
Coinsurance investments (a)	5,866,478		6,181,870
Total investments	$51,418,338		$51,325,298
(a)Investments held by American Equity Life in a segregated account to support liabilities reinsured under both coinsurance with funds withheld and modified coinsurance reinsurance agreements.
Credit Quality of Fixed Maturity Securities - March 31, 2023

NAIC Designation	Amortized Cost	Carrying Amount	Percent	Rating Agency Rating	Amortized Cost	Carrying Amount	Percent
1	$23,863,099	$21,622,202	62.6%	Aaa/Aa/A	$23,751,792	$21,527,275	62.3%
2	13,802,465	12,303,113	35.6%	Baa	13,892,051	12,373,819	35.8%
3	579,165	503,236	1.5%	Ba	568,020	494,809	1.4%
4	151,304	116,477	0.3%	B	146,297	113,418	0.3%
5	7,171	7,595	—%	Caa	19,684	18,397	0.1%
6	11,648	8,505	—%	Ca and lower	37,008	33,410	0.1%
	38,414,852	34,561,128	100.0%		38,414,852	34,561,128	100.0%
Coinsurance investments (a)	5,369,579	4,994,496		Coinsurance investments (a)	5,369,579	4,994,496
	$43,784,431	$39,555,624			$43,784,431	$39,555,624
(a)Investments held by American Equity Life in a segregated account to support liabilities reinsured under both coinsurance with funds withheld and modified coinsurance reinsurance agreements.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2023
Unaudited (Dollars in thousands)

Watch List Securities - March 31, 2023

General Description (a)	Amortized Cost	Allowance for Credit Losses	Amortized Cost, Net of Allowance	Net Unrealized Gains (Losses), Net of Allowance	Fair Value
States, municipalities and territories	$20,657	$—	$20,657	$(3,409)	$17,248
Corporate securities - Public securities	48,310	—	48,310	(21,420)	26,890
Corporate securities - Private placement securities	7,658	(1,914)	5,744	—	5,744
Residential mortgage backed securities	48,492	(133)	48,359	(13,874)	34,485
Commercial mortgage backed securities	93,472	—	93,472	(10,907)	82,565
Other asset backed securities	2,284	—	2,284	100	2,384
Collateralized loan obligations	134,318	—	134,318	(27,040)	107,278
	$355,191	$(2,047)	$353,144	$(76,550)	$276,594
(a)The watch list consists of all fixed maturity securities we have determined contain elevated credit risk, including those on which we have taken credit losses.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2023
Unaudited (Dollars in thousands)

Fixed Maturity Securities by Sector

	March 31, 2023		December 31, 2022
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Available for sale:
U.S. Government and agencies	$179,026	$177,878	$173,638	$169,071
States, municipalities and territories	4,066,537	3,665,674	4,356,191	3,822,943
Foreign corporate securities and foreign governments	675,154	622,583	680,263	616,938
Corporate securities:
Capital goods	1,466,737	1,311,002	1,601,113	1,395,595
Consumer discretionary	4,772,337	4,146,563	5,086,479	4,320,219
Energy	1,090,897	1,011,671	1,219,370	1,111,891
Financials	6,514,732	5,779,472	6,467,052	5,634,229
Government non-guaranteed	203,412	182,341	202,740	179,440
Industrials	166,491	142,156	166,061	138,999
Information technology	1,278,878	1,129,887	1,344,461	1,160,067
Materials	1,096,259	968,675	1,169,188	1,021,288
Telecommunications	1,237,937	1,059,994	1,306,495	1,090,868
Transportation	1,055,812	957,791	1,100,681	975,393
Utilities	3,247,641	2,837,812	3,620,946	3,115,520
Other	57,078	57,367	58,184	58,265
Residential mortgage backed securities:
Government agency	775,682	738,757	806,999	754,349
Prime	383,652	329,998	387,838	334,613
Alt-A	53,691	54,029	54,910	58,091
Non-qualified mortgage	134,128	124,534	169,847	157,960
Other	36,375	36,272	62,235	61,914
Commercial mortgage backed securities:
Government agency	169,170	158,785	170,307	157,903
Non-agency	3,625,682	3,250,804	3,668,300	3,289,172
Other asset backed securities:
Auto	206,092	204,601	44,450	41,896
Consumer discretionary	65,252	63,218	122,068	118,843
Financials	312,983	286,603	283,238	252,493
Collateralized loan obligations	4,369,026	4,101,569	4,071,929	3,775,347
Other	1,174,191	1,161,092	1,005,440	966,675
	38,414,852	34,561,128	39,400,423	34,779,982
Coinsurance investments (a)	5,369,579	4,994,496	5,465,596	5,024,635
	$43,784,431	$39,555,624	$44,866,019	$39,804,617
(a)Investments held by American Equity Life in a segregated account to support liabilities reinsured under both coinsurance with funds withheld and modified coinsurance reinsurance agreements.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2023
Unaudited (Dollars in thousands)

Mortgage Loans on Real Estate

	March 31, 2023		December 31, 2022
	Principal	Percent	Principal	Percent
Property type distribution
Commercial mortgage loans:
Office	$256,699	3.7%	$277,767	4.1%
Retail	840,628	12.1%	878,352	13.0%
Industrial/Warehouse	893,753	12.8%	853,215	12.6%
Apartment	1,000,680	14.3%	893,910	13.2%
Hotel	285,271	4.1%	285,271	4.2%
Mixed Use/Other	79,421	1.1%	200,756	3.0%
Agricultural mortgage loans	609,026	8.7%	567,630	8.4%
Residential mortgage loans	3,011,666	43.2%	2,807,652	41.5%
	6,977,144	100.0%	6,764,553	100.0%
Coinsurance investments (a)	213,862		171,633
	$7,191,006		$6,936,186

	Commercial		Agricultural
	Amortized Cost	Average LTV	Amortized Cost	Average LTV
As of March 31, 2023:
Debt Service Coverage Ratio:
Greater than or equal to 1.5	$2,297,191	53%	$300,977	49%
Greater than or equal to 1.2 and less than 1.5	490,237	61%	243,811	52%
Greater than or equal to 1.0 and less than 1.2	493,075	46%	14,914	41%
Less than 1.0	71,061	60%	47,564	39%
	3,351,564	53%	607,266	49%
Coinsurance investments (a)	212,343	53%	—	—%
	$3,563,907	53%	$607,266	49%

As of December 31, 2022:
Debt Service Coverage Ratio:
Greater than or equal to 1.5	$2,358,793	53%	$266,695	45%
Greater than or equal to 1.2 and less than 1.5	505,644	61%	236,589	48%
Greater than or equal to 1.0 and less than 1.2	475,315	50%	15,075	39%
Less than 1.0	44,756	66%	47,604	33%
	3,384,508	54%	565,963	45%
Coinsurance investments (a)	170,050	61%	—	—%
	$3,554,558	54%	$565,963	45%
(a)Investments held by American Equity Life in a segregated account to support liabilities reinsured under both coinsurance with funds withheld and modified coinsurance reinsurance agreements.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2023
Unaudited (Dollars in thousands)

	March 31, 2023
	Commercial	Agricultural	Residential	Total
Credit exposure - by payment activity
Performing	$3,356,452	$603,683	$2,966,679	$6,926,814
In workout	—	—	—	—
Delinquent	—	5,343	44,987	50,330
Principal outstanding	3,356,452	609,026	3,011,666	6,977,144

Unamortized discounts and premiums, net	—	—	60,685	60,685
Deferred fees and costs, net	(4,888)	(1,759)	1,326	(5,321)
Amortized cost	3,351,564	607,267	3,073,677	7,032,508

Valuation allowance	(25,082)	(1,356)	(19,188)	(45,626)
Carrying value	3,326,482	605,911	3,054,489	6,986,882

Coinsurance investments (a)	212,343	—	—	212,343
	$3,538,825	$605,911	$3,054,489	$7,199,225

	December 31, 2022
	Commercial	Agricultural	Residential	Total
Credit exposure - by payment activity
Performing	$3,389,271	$564,495	$2,773,251	$6,727,017
In workout	—	—	—	—
Delinquent	—	3,135	34,401	37,536
Principal outstanding	3,389,271	567,630	2,807,652	6,764,553

Unamortized discounts and premiums, net	—	—	55,917	55,917
Deferred fees and costs, net	(4,763)	(1,667)	1,909	(4,521)
Amortized cost	3,384,508	565,963	2,865,478	6,815,949

Valuation allowance	(22,428)	(1,021)	(13,523)	(36,972)
Carrying value	3,362,080	564,942	2,851,955	6,778,977

Coinsurance investments (a)	170,050	—	—	170,050
	$3,532,130	$564,942	$2,851,955	$6,949,027
(a)Investments held by American Equity Life in a segregated account to support liabilities reinsured under both coinsurance with funds withheld and modified coinsurance reinsurance agreements.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2023

Shareholder Information

	A.M. Best	S&P	Fitch
Financial Strength Ratings
American Equity Investment Life Insurance Company	A- (stable)	A- (stable)	A- (stable)
American Equity Investment Life Insurance Company of New York	A- (stable)	A- (stable)	A- (stable)
Eagle Life Insurance Company	A- (stable)	A- (stable)	A- (stable)

Credit Ratings
American Equity Investment Life Holding Company	bbb- (stable)	BBB-	BBB
Senior unsecured debt	bbb- (stable)	BBB-	BBB-
Perpetual, non-cumulative preferred stock	bb (stable)	BB	BB
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
Steven Schwartz, Vice President-Investor Relations
(515) 273-3763, sschwartz@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2023
First Quarter	$48.37	$31.57	$36.49	$0.00

2022
First Quarter	$44.49	$35.05	$39.91	$0.00
Second Quarter	$42.18	$32.65	$36.57	$0.00
Third Quarter	$43.55	$33.22	$37.29	$0.00
Fourth Quarter	$46.76	$28.05	$45.62	$0.36

2021
First Quarter	$32.54	$26.21	$31.53	$0.00
Second Quarter	$33.68	$29.18	$32.32	$0.00
Third Quarter	$33.79	$27.12	$29.57	$0.00
Fourth Quarter	$39.88	$29.46	$38.92	$0.34
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Steven Schwartz, Vice President-Investor Relations, at (515) 273-3763 or by visiting our website at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2023

Research Analyst Coverage
Erik Bass
Autonomous Research US LP
(646) 561-6248
ebass@autonomous.com
Andrew Kligerman
Credit Suisse Securities
(919) 593-7737
andrew.kligerman@credit-suisse.com
Thomas Gallagher
Evercore ISI
(212) 446-9439
thomas.gallagher@evercoreisi.com
Daniel Bergman
Jefferies
(617) 345-8688
dbergman@jefferies.com
Pablo Singzon II
JP Morgan
(212) 622-2295
pablo.s.singzon@jpmorgan.com
Ryan Krueger
Keefe, Bruyette & Woods
(860) 722-5930
rkrueger@kbw.com

Nigel Dally
Morgan Stanley Research
(212) 761-4132
Nigel.Dally@morganstanley.com
John Barnidge
Piper Sandler & Co.
(312) 281-3412
John.Barnidge@psc.com
Wilma Burdis
Raymond James & Associates, Inc.
(727) 567-9371
wilma.burdis@raymondjames.com
Mark A. Dwelle
RBC Capital Markets, LLC
(804) 782-4008
mark.dwelle@rbccm.com
Mark Hughes
Truist Securities
(615) 748-4422
mark.hughes@research.truist.com